UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 1, 2022

Date of Report (date of earliest event reported)

BLADE AIR MOBILITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39046	84-1890381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Hudson Yards, 14th Floor

New York, NY 10001

(Address of principal executive offices and zip code)

(212) 967-1009

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BLDE	The Nasdaq Stock Market
Warrants, each exercisable for one share of Common Stock at a price of $11.50	BLDEW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 1, 2022, Blade Air Mobility, Inc. (“Blade” or the “Company”), completed the previously announced transactions whereby it acquired, through a wholly-owned French subsidiary, the commercial passenger transport activities of Monacair S.A.M., a Monegasque société anonyme (“Monacair”), Héli Sécurité, a French société par actions simplifiée (“Héli Sécurité”) and Azur Hélicoptère, a French société par action simplifiée (“Azur”) (the “Transactions”), pursuant to a Share Purchase Agreement (the “Share Purchase Agreement”), dated as of May 18, 2022, by and among Blade Urban Air Mobility, Inc., a wholly owned subsidiary of Blade, on the one hand, and EOLA, a société à responsabilité limitée organized under the Laws of Monaco (“EOLA”), and the other sellers and shareholders named therein, on the other hand.

Prior to the completion of the Transactions, the sellers completed a series of reorganization transactions in which (i) EOLA acquired Azur, (ii) all assets and liabilities relating to the distribution and commercial activities, assets and resources of (a) Héli Sécurité were transferred to Héli Tickets France (“Héli Sécurité Activités Commerciales” as referred to in the Share Purchase Agreement), (b) Azur to were transferred to Héli Sécurité Activités Commerciales, and (c) Monacair were transferred to Helicopter Monaco (“Monacair Activités Commerciales” as referred to in the Share Purchase Agreement) (the transactions referred to in this clause (ii), collectively, the “Carve-Out”), and (iii) following completion of the Carve-Out, Blade Europe, a French société par actions simplifiée and wholly-owned subsidiary of Blade (“Blade Europe”), acquired of 100% of the share capital and voting rights (the “Shares”) of (x) Héli Sécurité Activités Commerciales, which was renamed “Blade France” following such acquisition by Blade Europe, and (y) Monacair Activités Commerciales, which was renamed “Blade Monaco” following such acquisition by Blade Europe.

Pursuant to the Share Purchase Agreement, Blade paid an aggregate cash purchase price for the Shares of €47,800,000.

The foregoing description of the Share Purchase Agreement and the Transactions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Share Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLADE AIR MOBILITY, INC.

Dated: September 7, 2022	By:	/s/ Melissa Tomkiel
	Name:	Melissa Tomkiel
	Title:	President & General Counsel